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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                      __________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): May 10, 2000

                     American Gaming & Entertainment, Ltd.
____________________________________________________________________________
             (Exact Name of Registrant as Specified in Charter)


                                   Delaware
____________________________________________________________________________
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


    0-19049                                            74-2504501
____________________________________________________________________________
 (Commission                                         (IRS Employer
  File Number)                                     Identification No.)


                   51 Beech Road, Glen Rock, New Jersey 07452
____________________________________________________________________________
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code:  (201) 447-5360


                                  Not Applicable
____________________________________________________________________________
 (Former Name, Address and Former Fiscal Year, if Changed Since Last Report)

                                      1 of 29



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American Gaming & Entertainment, Ltd.
SEC Form 8-K

Item 2.  Acquisition or Disposition of Assets

On May 10, 2000, the transfer to Shamrock Holdings Group, Inc. (together with certain affiliated entities, "Shamrock"), the Company's majority stockholder and primary creditor, of substantially all of the Company's assets, became effective. Such assets include, without limitation, (a) substantially all of the Company's right, title and interest under the First Amended Joint Plan of Liquidation for AMGAM Associates and American Gaming and Resorts of Mississippi, Inc. and (b) all payments, distributions, dividends and proceeds of any type to which the Company is entitled pursuant to or in connection with an Irrevocable Proxy and Consent Agreement relating to the Company's interest in a riverboat gaming and entertainment complex in Rising Sun, Indiana (collectively, the "Transferred Assets"). In exchange for the Transferred Assets, Shamrock shall release the Company from all debts and liabilities and shall cause the dismissal with prejudice of the adversary proceeding captioned Richard C. Breeden, Trustee of the Bennett Funding Group, Inc. et al v. Gamma International, American Gaming & Entertainment, Ltd. and John Does 1 to 100 (AP 98-70465 A) (United States Bankruptcy Court for the Northern District of New York). For further information, reference is made to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.

Item 5.  Other Events

On May 10, 2000, a Restated Certificate of Incorporation for the Company became effective. The number of authorized shares of Common Stock of the Company was increased to 3,000,000,000 and the Certificates of Designation of the Company's Series C Cumulative Preferred Stock and Series D Cumulative Preferred Stock were amended to provide that dividends shall only be payable, on an as-if-converted basis, if dividends are paid on the Company's Common Stock. For further information, reference is made to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.




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Item 7.     Financial Statements and Exhibits

(a)     Exhibits

Exhibit Number     Description
______________     ___________

3.1                Restated Certificate of Incorporation



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Gaming & Entertainment, Ltd.
(Registrant)

DATE:     May 15, 2000


                             By:     J. DOUGLAS WELLINGTON
                                 _____________________________
                                   J. DOUGLAS WELLINGTON
                                   President and Chief Executive Officer and
                                   Principal Accounting Officer


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                             EXHIBIT INDEX

Exhibit Number     Description                                 Page
______________     ___________                                 ____

3.1                Restated Certificate of Incorporation         5